UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8–K
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CURRENT REPORT
Pursuant to Section 13 OR 15 (d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 8, 2020

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OCUGEN, INC.
(Exact Name of Registrant as Specified in its Charter)

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Delaware	001-36751	04-3522315
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5 Great Valley Parkway, Suite 160
Malvern, Pennsylvania 19355
(484) 328-4701
(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐            Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐            Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	OCGN	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On September 8, 2020, Ocugen, Inc. (the “Company”) received a written notice (the “Notice”) from the Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market (“Nasdaq”) that the Company has been granted an additional 180 calendar days, or until March 8, 2021, to regain compliance with the minimum closing bid price of $1.00 per share (the “Minimum Bid Price Requirement”) as required by Nasdaq Listing Rule 5550(a)(2) for continued listing on The Nasdaq Capital Market.

As previously reported by the Company in its Current Report on Form 8-K filed on December 31, 2019 with the U.S. Securities and Exchange Commission, on December 27, 2019, the Company received a written notice (“Initial Notice”) from the Staff that the Company had not been in compliance with the Minimum Bid Price Requirement for a period of 30 consecutive business days.

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company had a period of 180 calendar days, or until June 24, 2020 (the “Initial Compliance Date”) to regain compliance with the Minimum Bid Price Requirement. On April 17, 2020, Nasdaq notified the Company that the 180-day period to regain compliance with the Minimum Bid Price Requirement had been extended to September 7, 2020 (the “Tolled Compliance Date”) due to the global market impact caused by COVID-19.

The Company did not regain compliance with the Minimum Bid Price Requirement by the Tolled Compliance Date. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company provided a written notice to Nasdaq of its intent to cure the deficiency and has been afforded a second 180 calendar period to regain compliance with the Minimum Bid Price Requirement.

According to the Notice, if at any time before March 8, 2021, the closing bid price of the Company’s common stock is at least $1.00 per share for a minimum of 10 consecutive business days, the Staff will provide written notification that the Company has achieved compliance with the Minimum Bid Price Requirement and the common stock will continue to be eligible for listing on The Nasdaq Capital Market. If, however, compliance with the Minimum Bid Price Requirement cannot be demonstrated by March 8, 2021, the Staff will provide written notification that the Company’s common stock will be subject to delisting. At that time, the Company may appeal the Staff’s delisting determination to a Nasdaq Hearing Panel (the “Panel”). There can be no assurance that, if the Company does appeal the Staff’s delisting determination to the Panel, such appeal would be successful.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2020

OCUGEN, INC.

By:	/s/ Shankar Musunuri
Name: Shankar Musunuri
Title: Chief Executive Officer and Chairman